                      SECURITIES AND EXCHANGE COMMISSION


                           Washington, D. C.  20549



                                  FORM 8-K/A
                               (AMENDMENT NO. 1)
                                CURRENT REPORT



                      PURSUANT TO SECTION 13 OR 15(D) OF
                      THE SECURITIES EXCHANGE ACT OF 1934



                    Date of Report (Date of earliest event
                           reported)  July 31, 1998


                                THE JPM COMPANY
-------------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)

      Pennsylvania                 0-27738                    23-1702908
-------------------------------    ------------               -----------------
(State or other jurisdiction       (Commission                (IRS Employer
of incorporation)                  File Number)               Identification
                                                              Number

  155 North 15th Street, Lewisburg, Pennsylvania                   17837
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     (Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code             (717) 524-8225
                                                              -----------------

                                      N/A
-------------------------------------------------------------------------------
(Former name or former address, if changed since last report)



                               EXPLANATORY NOTE

This form 8-k/a is being filed by the Registrant as an amendment to its Current Report on form 8-k dated June 1, 1998 and filed with the Commission on June 12, 1998 to amend I. Item 7 to file the required financial statements.

Item 7.    Financial Statements and Exhibits
           ---------------------------------

(a) (4)   Financial Statements

           The financial statements of Antrum Interface 725 Ltd. are included as
Exhibit 99(i).

(b)        Pro forma financial information.

                    Unaudited Pro Forma Condensed Combined
                             Financial Statements


           The following unaudited pro forma condensed combined financial statements, including the notes thereto, are qualified in their entirety by reference to, and should be read in conjunction with the historical consolidated financial statements of JPM and notes thereto for the year ended September 30, 1997 and the Company's quarterly report on Form 10-Q for the period ended March 31, 1998 and the historical financial statements and notes thereto of Antrum Interface 725 Ltd. for the year ended May 31, 1998, included herein.

           The following unaudited pro forma financial statements give effect to the merger of Antrum Interface 725 Ltd. and The Caper Holding Company (collectively Antrum Interface) and the acquisition of Antrum Interface by JPM to be accounted for as a purchase. The unaudited pro forma condensed combined balance sheet presents the combined financial position of JPM and Antrum Interface as of March 31, 1998 assuming that the proposed acquisition had occurred as of March 31, 1998. Such pro forma information is based upon the historical balance sheet data of JPM and Antrum Interface of that date.

           The unaudited selected pro forma combined statements of operations combine JPM's historical results for the six months ended March 31, 1998 and the year ended September 30, 1997 with Antrum Interface's historical results for the six months ended March 31, 1998 and the year ended September 30, 1997, respectively, giving effect to the acquisition as if it had occurred on October 1, 1996.

           The unaudited pro forma adjustments have been prepared in accordance with APB 16 for a purchase and are based upon available information and upon certain assumptions stated in the notes thereto that the Company believes are reasonable.

           JPM has a fiscal year ending September 30, and Antrum Interface has a fiscal year ending May 31. Accordingly, the unaudited proforma condensed combined financial statements for the year ended September 30, 1997 include financial information conformed to JPM's year end. The financial information of Antrum Interface has been converted to US dollars in accordance with FASB No. 52.

           The pro forma information is presented for illustrative purposes only and is not necessarily indicative of the operating results or financial position that would have occurred if the acquisition had been consummated at the beginning of the earliest period presented, nor is it necessarily indicative of future operating results or the future financial position of JPM.

                                THE JPM COMPANY
                              UNAUDITED PRO FORMA
                                 BALANCE SHEET
                                (IN THOUSANDS)
                                MARCH 31, 1998

                                                   JPM            ANTRUM          PRO FORMA
                                                  3/31/98         3/31/98         ADJUSTMENTS          PRO FORMA
                                                  -------         -------         -----------          ---------
            ASSETS
   Current Assets
   Cash                                           $ 2,018         $   993                                $ 3,011
   Accounts receivable, net                        14,479           4,204                                 18,683
   Inventories, net                                21,492           3,438                 300(A)          25,230
   Other current assets                             2,881              34                                  2,915
                                                  -------         -------         -----------          ---------
     Total current assets                          40,870           8,669                 300             49,839
   PP&E, net                                       16,889             399               1,745 (B)         19,196
   Goodwill                                                                               163 (A)
   Other assets                                     4,490                               9,101 (D)         13,591
                                                    1,331               9                                  1,340
                                                  -------         -------         -----------          ---------
                                                  $63,580         $ 9,077         $    11,309          $  83,966
                                                  =======         =======         ===========          =========
            LIABILITIES
   Current Liabilities
   Short-term borrowings                          $13,038                         $    16,500 (C)      $  29,538
   Current maturities of long-term debt             1,502                                                  1,502
   Accounts payable                                 6,048         $ 1,343                                  7,391
   Accrued expenses                                 5,913             213                                  6,126
   Income taxes payable                                             1,270                                  1,270
   Due to related parties                                             374                (374)(B)
   Deferred income taxes                            1,322              13                                  1,335
                                                  -------         -------         -----------          ---------
     Total current liabilities                     27,823           3,213              16,126             47,162

   Long-term debt                                   5,397               0               1,049 (B)          6,446
   Other long-term liabilities                      1,182               0                                  1,182
                                                  -------         -------         -----------          ---------
                                                   34,402           3,213              17,175             54,790
                                                  -------         -------         -----------          ---------
   1540 Mandatorily redeemable Class A
    Preferred Shares                                  --            1,540              (1,540)(E)
   Commitments and contingencies
   Shareholders' Equity
   200 Common Shares
   APIC                                            17,316                                                 17,316
   Foreign currency translation adjustment            (11)             (2)                                   (13)
   Retained earnings                               11,873           4,326              (4,326)(E)         11,873
                                                  -------         -------         -----------          ---------
     Total shareholders' equity                    29,178           4,324              (4,326)            29,176
                                                  -------         -------         -----------          ---------
                                                  $63,580         $ 9,077         $    11,309          $  83,966
                                                  =======         =======         ===========          =========

(A) Represents the excess of the fair value of Antrum's assets over their historical cost.
(B)  Represents the assets and liabilities acquired in the Caper merger.
(C)  Represents debt issued to consummate the acquisition of Antrum.
(D) Represents the excess of the cost of the acquisition of Antrum over the estimated fair value of net assets acquired, which will be amortized over 20 years.
(E)  Represents elimination of Antrum's equity.

                                THE JPM COMPANY
                  UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
                                (IN THOUSANDS)
                              SEPTEMBER 30, 1997

                                                   JPM            ANTRUM          PRO FORMA
                                                  9/30/97         9/30/97         ADJUSTMENTS          PRO FORMA
                                                  --------        -------         -----------          ---------
Net sales                                         $112,787        $17,275            $     75 (1)      $ 130,062
Cost of sales                                       89,250         12,318                 (86)(5)        101,557
                                                  --------        -------         -----------          ---------
                                                    23,537          4,957                  11             28,505
Selling, general and administrative expenses         9,811          2,149                 615 (2)         12,575
Costs related to merger                                873              -                                    873
                                                  --------        -------         -----------          ---------
                                                    12,853          2,808                (604)            15,057
Other income (expense):
Foreign exchange gain (loss)                                         (127)                                  (127)
Interest expense                                      (670)                               (76)(3)         (1,984)
                                                                                       (1,238)(4)
Other, net                                              (1)           (10)                                   (11)
                                                  --------        -------         -----------          ---------
                                                      (671)          (137)             (1,314)            (2,122)
                                                  --------        -------         -----------          ---------
Income before income taxes                          12,182          2,671              (1,918)            12,935
Provision for income taxes                           4,853          1,048                (729)(6)          5,172
Net income                                      $    7,329        $ 1,623              (1,189)        $    7,763
Basic earnings per share                        $     1.07        $ 8,115                             $     1.13
Diluted earnings per share                      $     0.97        $ 8,115                             $     1.03
Weighted average shares outstanding (basic)      6,850,000            200                              6,850,000
Weighted average shares outstanding (diluted)    7,538,000            200                              7,538,000

(1) Represents depreciation of acquired Caper property, plant and equipment and depreciation of adjustment for excess of fair value over cost of PP&E.
(2)  Represents amortization of goodwill.
(3)  Represents interest on Caper mortgage.
(4) Represents interest expense related to debt issued to consummate acquisition of Antrum.
(5) Represents elimination of rent expense paid by Antrum to Caper as a result of the merger.
(6) Represents reduction of income tax provision for effects of pro forma adjustments.

                                THE JPM COMPANY
                  UNAUDITED PRO FORMA STATEMENT OF OPERATIONS
                                (IN THOUSANDS)
                        SIX MONTHS ENDED MARCH 31, 1998

                                                   JPM            ANTRUM          PRO FORMA
                                                  3/31/98         3/31/98         ADJUSTMENTS          PRO FORMA
                                                  -------         -------         -----------          ---------
Net sales                                         $61,839         $12,337                  38 (1)        $74,176
Cost of sales                                      51,214           8,149         $       (43)(5)         59,358
                                                  -------         -------         -----------          ---------
                                                   10,625           4,188                   5             14,818
Selling, general and administrative expenses        6,817             520                 293 (2)          7,630
Costs related to merger                               400               -                                    400
Plant shut down expense                             1,412                                                  1,412
                                                  -------         -------         -----------          ---------
                                                    1,996           3,668                (288)             5,376
Other income (expense):
Exchange gain (loss)                                                 (291)                                  (291)
Interest expense                                     (707)                                (38)(3)         (1,364)
                                                                                         (619)(4)
Other, net                                             48               1                                     49
                                                  -------         -------         -----------          ---------
                                                     (659)           (290)               (657)            (1,606)
                                                  -------         -------         -----------          ---------
Income before income taxes                          1,337           3,378                (945)             3,770
Provision for income taxes                            508           1,528                (359)(6)          1,677
                                                  -------         -------         -----------          ---------
Net income                                        $   829         $ 1,850                (586)           $ 2,093
Basic earnings per share                          $  0.12         $ 9,250                                $  0.30
Diluted earnings per share                        $  0.11         $ 9,250                                $  0.28
Weighted average shares outstanding (basic)     6,992,000             200                              6,992,000
Weighted average shares outstanding (diluted)   7,492,000             200                              7,492,000

(1) Represents depreciation of acquired Caper property, plant and equipment and depreciation of adjustment for excess of fair value over cost of PP&E.
(2)  Represents amortization of goodwill.
(3)  Represents interest on Caper mortgage.
(4) Represents interest expense related to debt issued to consummate acquisition of Antrum.
(5) Represents elimination of rent expense paid by Antrum to Caper as a result of the merger.
(6) Represents reduction of income tax provision for effects of pro forma adjustments.

Exhibits
--------

  23     Consent of Independent Accountants.
  99(i)  May 31, 1998 Antrum Interface 725 Ltd. Financial Statements.

                                  SIGNATURES


          Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                THE JPM COMPANY


                                                /s/ John H. Mathias
                                                ---------------------
                                                John H. Mathias
                                                Chairman and Chief Executive
                                                Officer


Date:  July 31, 1998